Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the “Amendment”) is dated as of May 27, 2005, by and between SS&C TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”) and FLEET NATIONAL BANK, a Bank of America company (the “Lender”).

     This Amendment amends that certain Credit Agreement, dated as of April 13, 2005, between the Borrower and Lender (the “Credit Agreement”). Capitalized terms used herein without definition are used with the meanings given them in the Credit Agreement.

     WHEREAS, Borrower desires to amend the Credit Agreement to extend the date for mandatory reduction of the Lender’s commitment to extend loans to Borrower from $75,000,000 to $50,000,000 from forty-five days following the Closing Date to August 31, 2005.

     WHEREAS, the Lender has agreed to such modifications on the terms and conditions set forth below.

     NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the parties hereby consent and agree as follows:

     1. Amendments. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Reduction Date” in its entirety and inserting the following in its place:

     “Reduction Date” means August 31, 2005.

     2. Representations and Warranties. All representations, warranties and covenants contained in, and schedules and exhibits attached to the Credit Agreement are true and correct on and as of the date hereof, are incorporated herein by reference and are hereby remade.

     3. Expenses. The Borrower shall pay all costs and expenses of Lender, including reasonable attorneys fees incurred in connection with this Amendment.

     4. Binding Effect. This Amendment is binding upon the successors and assigns of the parties.

     5. Effectiveness. As a condition precedent to the effectiveness of this Agreement, the Borrower shall deliver to the Lender an original, a telecopy or a pdf file attachment of this Amendment executed by the Borrower.

     6. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

     7. No Other Changes. Except as expressly provided in this Amendment, the Credit Agreement shall remain in full force and effect. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Connecticut (without regard to its conflict of law rules).

     8. Reaffirmation of Guaranty. By its execution and delivery of this Amendment in the space provided below, OMR SYSTEMS CORPORATION, a New Jersey corporation (the “Guarantor”) hereby acknowledges the amendments to the Credit Agreement set forth in this Amendment and reaffirms its obligations under that certain Joint and Several Continuing Guaranty Agreement, dated as of April 13, 2005 by Guarantor in favor of Lender.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and date first above written.

SS&C TECHNOLOGIES, INC.

		By:	/s/ Patrick J. Pedonti Name: Patrick J. Pedonti
Title: CFO

FLEET NATIONAL BANK, a Bank of America Company

		By:	/s/ Richard J. Zilewicz Name: Richard J. Zilewicz
Title: Market President

ACKNOWLEDGED AND AGREED (as to Section 8 above)

OMR SYSTEMS CORPORATION

By:	/s/ Patrick J. Pedonti Name: Patrick J. Pedonti
Title: Treasurer

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